General American Life Insurance Company

                                Power of Attorney

                                  Lisa M. Weber
                             Chairman of the Board,
                      President and Chief Executive Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, Chairman of the Board, President and Chief Executive Officer of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with General American Separate Account Two, General American Separate Account Eleven, General American Separate Account Twenty-Eight, General American Separate Account Twenty-Nine, or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of December, 2004.



                                             /s/ Lisa M. Weber
                                             ----------------------------
                                             Lisa M. Weber


                     General American Life Insurance Company

                                Power of Attorney

                                Hugh C. McHaffie
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a Director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with General American Separate Account Two, General American Separate Account Eleven, General American Separate Account Twenty-Eight, General American Separate Account
Twenty-Nine, or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of December, 2004.



                                          /s/ Hugh C. McHaffie
                                          ----------------------------
                                          Hugh C. McHaffie




                     General American Life Insurance Company

                                Power of Attorney

                                Catherine A. Rein
                                    Director


     KNOW ALL MEN BY THESE PRESENTS, that I, a Director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with General American Separate Account Two, General American Separate Account Eleven, General American Separate Account Twenty-Eight, General American Separate Account
Twenty-Nine, or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of December, 2004.



                                          /s/ Catherine A. Rein
                                          ----------------------------
                                          Catherine A. Rein





                     General American Life Insurance Company

                                Power of Attorney

                            Joseph J. Prochaska, Jr.
               Senior Vice President and Chief Accounting Officer


     KNOW ALL MEN BY THESE PRESENTS, that I, Senior Vice President and Chief Accounting Officer of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with General American Separate Account Two, General American Separate Account Eleven, General American Separate Account Twenty-Eight, General American Separate Account Twenty-Nine, or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of August, 2004.



                                          /s/ Joseph J. Prochaska, Jr.
                                          ----------------------------
                                          Joseph J. Prochaska, Jr.